EXHIBIT 32.1

INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-Q PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

     Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-Q, the undersigned hereby certify that this report on Form 10-Q of Grant Prideco, Inc. for the quarterly period ended September 30, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained herein this report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Grant Prideco, Inc.

Date: November 9, 2004	/s/ Michael McShane

Name: Michael McShane Title: Chief Executive Officer

/s/ Matthew D. Fitzgerald

Name: Matthew D. Fitzgerald Title: Chief Financial Officer